Exhibit 99.2

Jefferson Bancshares, Inc.

Consolidated Proforma Statements of Condition

	Jefferson Bancshares 9/30/2008	+	State of Franklin Bancshares 9/30/2008	+	Market Value Adjustments	+	Pro Forma Co.	+	Merger Adjustments	=	9/30/2008 Pro Forma
Assets
Cash and Securities	17,135		77,599		(7,500)	(1)	70,099		(12,913)	(7)	74,321
Gross Loans	288,762		224,113		844	(2)	224,957				513,719
Loan Loss Reserves	(1,958)		(1,579)				(1,579)		(1,000)	(8)	(4,537)

Net Loans	286,804		222,534		844		223,378				510,182
Premises and Equipment	15,138		10,839		(939)	(3)	9,900				25,038
Goodwill	—		—		—		—		27,795	(9)	27,795
Core Deposit Intangibles	—		—		—		—		3,421	(10)	3,421
Other Assets	11,269		10,439				10,439		3,679	(11)	25,387

Total Assets	330,346		321,411		(7,595)		313,816		20,982		666,144

Liabilities
Deposits	217,897		259,970		1,225	(4)	261,195				479,092
Borrowings	38,000		56,063		—		56,063		—		94,063
Other Liabilities	1,353		4,184		—		4,184		—		5,537
Trust Preferred	—		10,000		(3,165)	(5)	6,835				6,835

Total Liabilities	257,250		330,217		(1,940)		328,277		—		585,527
Total Equity	73,096		(8,806)		(5,655)	(6)	(14,461)		20,982	(12)	79,617

Total Liability and Stockholders Equity	330,346		321,411		(7,595)		313,816		20,982		665,144

(1)	Mark-to-market of securities portfolio

(2)	Fair value adjustment to loans

(3)	Fair value adjustment to property

(4)	Fair value adjustment to deposits

(5)	Fair value adjustment to TRUP

(6)	Fair value adjustment to equity

(7)	Cash portion of deal value, expenses and further adjustments to the investment portfolio

(8)	Additional provision to ALLL

(9)	Tax effect of net fair value adjustments

(10)	Goodwill created in the transaction

(11)	CDI created in transaction

(12)	Issuance of stock and elimination of target equity

JEFFERSON BANCSHARES, INC.

Consolidated Proforma Statements of Earnings

(Dollars in Thousands)

	Jefferson Bancshares Fiscal Year Ended 6/30/2008	State of Franklin Bancshares 12 Months Ended 6/30/2008		Total 12 Months Ended 6/30/2008
Interest income:
Interest on loans receivable	$19,782	$15,999		$35,781
Interest on investment securities	733	6,826		$7,559
Other interest	331	673		$1,004

Total interest income	20,846	23,498		44,344

Interest expense:
Deposits	7,665	9,363		$17,028
Agreements to repurchase	—	50		$50
Advances from FHLB	1,583	2,021		$3,604
Trust preferred securities	—	613		$613

Total interest expense	9,248	12,047		20,682

Net interest income	11,598	11,451		$23,049
Provision for loan losses	451	55		$506

Net interest income after provision for loan losses	11,147	11,396		22,543

Noninterest income:
Dividends	36	—		$36
Mortgage origination income	338	334		$672
Service charges and fees	768	758		$1,526
Gain on sale of fixed assets	1	—		$1
Gain (loss) on sale of investment securities, net	—	541		$541
Real estate sales commission	—	784		$784
Gain on sale of foreclosed real estate, net	51	—		$51
BOLI increase in cash value	224	—		$224
Other	102	37		$139

Total noninterest income	1,520	2,454		3,974

Noninterest expense:
Compensation and benefits	5,518	5,171		$10,689
Occupancy expense	702	737		$1,439
Equipment and data processing expense	1,458	1,327		$2,785
Advertising	246	569		$815
Other	1,965	1,906		$3,871

Total noninterest expense	9,889	9,710		19,599

Earnings before income taxes	2,778	4,140	(1)	6,918

Income taxes:
Current	911	1,035		$1,946
Deferred	620	21		$641

Total income taxes	1,531	1,056		2,587

Net earnings	$1,247	$3,084		$4,331

(1) Excludes:
Increase in Loan FV - FASB 159		124
Decrease in Trading Sec FV - FASB 159		(7,460)

JEFFERSON BANCSHARES, INC. AND STATE OF FRANKLIN

Consolidated Proforma Statements of Earnings

(Dollars in Thousands, Except Per Share Amounts)

	JFBI Three Months Ended 9/30/2008	SOFB Three Months Ended 9/30/2008		Total Three Months Ended 9/30/2008
Interest income:
Interest on loans receivable	$4,597	$3,624		$8,221
Interest on investment securities	29	859		$888
Other interest	42	57		$99

Total interest income	4,668	4,540		9,208

Interest expense:
Deposits	1,325	1,588		$2,913
Agreements to repurchase	—	12		$12
Advances from FHLB	356	586		$942
Trust preferred securities	—	115		$115

Total interest expense	1,681	2,301		3,867

Net interest income	2,987	2,239		$5,226
Provision for loan losses	160	4		$164

Net interest income after provision for loan losses	2,827	2,235		5,062

Noninterest income:
Dividends	11	—		$11
Mortgage origination income	54	46		$100
Service charges and fees	245	232		$477
Gain on sale of fixed assets	—	—		$0
Gain (loss) on sale of investment securities, net	—	(16,856)		($16,856)
Real estate sales commission	—	161		$161
Gain on sale of foreclosed real estate, net	—	—		$0
BOLI increase in cash value	60	—		$60
Other	24	3		$27

Total noninterest income	394	(16,414)		(16,020)

Noninterest expense:
Compensation and benefits	1,318	1,111		$2,429
Occupancy expense	183	161		$344
Equipment and data processing expense	358	326		$684
Advertising	3	138		$141
Other	477	536		$1,013

Total noninterest expense	2,339	2,272		4,611

Earnings before income taxes	882	(16,451	)(1)	(15,569)

Income taxes:
Current	332	—		$332
Deferred	17	(2,858)		($2,841)

Total income taxes	349	(2,858)		(2,509)

Net earnings	$533	($13,593)		($13,060)

(1) Excludes:
Increase in Loan FV - FASB 159		—
Decrease in Trading Sec FV - FASB 159		(6,529)